UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2008
Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017

(Address of Principal Executive Offices)	(Zip Code)
(212) 527-4000
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     Revlon Consumer Products Corporation (“Products Corporation” and together with is subsidiaries, the “Company”) is filing this Current Report on Form 8-K (the “Form 8-K”) to reflect the impact of the Company’s July 28, 2008 disposition of its non-core Bozzano business, a leading men’s hair care and shaving line of products, and certain other non-core brands, including Juvena and Aquamarine, which were sold by the Company only in the Brazilian market (the “Bozzano Sale Transaction”) on the historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the SEC on March 5, 2008 (the “2007 Form 10-K”). The Bozzano Sale Transaction was effected through the sale of the Company’s indirect Brazilian subsidiary, Ceil Comércio E Distribuidora Ltda. (“Ceil”) to Hypermarcas S.A., a Brazilian publicly-traded consumer products company.
     As a result of the Bozzano Sale Transaction, in accordance with the Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), the revenues and expenses associated with Ceil will be classified as discontinued operations beginning in the Company’s Quarterly Report on Form 10-Q for the fiscal period ending September 30, 2008. Under SEC requirements, the same classification as discontinued operations required by SFAS No. 144 is also required for previously issued financial statements for each of the three years presented in the Company’s 2007 Form 10-K, if those financial statements are incorporated by reference in certain subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the Bozzano Sale Transaction.
     Accordingly, this Form 8-K is being filed to reflect the reclassification of Ceil as a discontinued operation on the statement of operations and statement of cash flows for the fiscal year ended December 31, 2007 and to account for Ceil’s being reclassified as a discontinued operation as a result of the Bozzano Sale Transaction by updating the following sections of the 2007 Form 10-K: (i) the description of the Company’s Business included in Part I, Item 1 of the 2007 Form 10-K; (ii) the Selected Financial Data included in Part II, Item 6 of the 2007 Form 10-K; (iii) Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Part II, Item 7 of the 2007 Form 10-K; and (iv) the Financial Statements and Supplementary Data incorporated in Part II, Item 8 of the 2007 Form 10-K.
     In addition, the Company is filing this Form 8-K to reflect the impact of a reverse stock split of Revlon, Inc.’s Class A and Class B common stock at a split ratio of 1-for-10 (the “Reverse Stock Split”) effected by Revlon, Inc. on September 15, 2008. This Form 8-K retroactively restates selected sections of the 2007 Form 10-K to reflect the impact of the Reverse Stock Split on per share amounts and shares outstanding, as well as outstanding restricted stock, restricted stock units, stock options and stock appreciation rights.
     Based solely on the foregoing, the following items in the 2007 Form 10-K are updated in this Form 8-K:
1.	Amounts reported in the Consolidated Balance Sheets;

2.	Amounts reported in the Consolidated Statements of Operations;

3.	Amounts reported in Item 6, Part II, Selected Financial Data;

4.	Amounts reported in the Consolidated Statements of Cash Flows;

5.	In the MD&A – Overview of Sales and Earnings Results and Results of Operations, for the respective years ended December 31st.

	2007		2006		2005
	10-K	8-K	10-K	8-K	10-K	8-K
Net Sales	$1,400.1	$1,367.1	$1,331.4	$1,298.7	$1,332.3	$1,303.5
Gross Profit	877.2	861.4	785.9	771.0	824.2	810.5
SG&A Expenses	741.9	728.7	802.1	789.0	750.2	738.7
Restructuring costs and other, net	7.3	7.3	27.4	27.4	1.5	1.5

	2007		2006		2005
	10-K	8-K	10-K	8-K	10-K	8-K
Other Expenses:
Interest Expense	136.3	135.6	148.8	147.7	130.0	129.5
Loss on early extinguishment of debt	0.1	0.1	23.5	23.5	9.0	9.0
Miscellaneous (Income) Expense	(1.8)	(0.4)	3.8	3.9	(0.5)	(0.4)
Provision for Income Taxes	7.9	7.4	19.9	19.9	8.3	8.0
Net loss	(9.0)	(9.0)	(244.5)	(244.5)	(77.8)	(77.8)
     The Company has not modified, changed, amended or updated in this Form 8-K any of the information set forth in the 2007 Form 10-K, as previously filed, except to the extent required under U.S. generally accepted accounting principles to reflect Ceil’s reclassification as a discontinued operation as a result of the Bozzano Sale Transaction and to reflect the impact of the Reverse Stock Split. As a result, this Form 8-K contains forward looking information which has not been updated for events or results occurring subsequent to the 2007 Form 10-K’s March 5, 2008 filing with the SEC. Accordingly, except as set forth above or as otherwise contained in this Form 8-K, this Form 8-K continues to speak as of the March 5, 2008 SEC filing date of the 2007 Form 10-K.
     No other information contained in the 2007 Form 10-K is being updated by this Form 8-K.
Item 9.01. Financial Statements and Exhibits
99.1	Description of the Business, updated to reflect the reclassification of Ceil as a discontinued operation and the Reverse Stock Split (which updates Part I, Item 1 of the 2007 Form 10-K filed with the SEC on March 5, 2008).
99.2	Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities, updated to reflect the reclassification of Ceil as a discontinued operation and the Reverse Stock Split for the fiscal years ended December 31, 2007 and 2006 (which updates Part II, Item 5 of the 2007 Form 10-K filed with the SEC on March 5, 2008).
99.3	Selected Financial Data, updated to reflect the reclassification of Ceil as a discontinued operation and the Reverse Stock Split for the fiscal years ended December 31, 2007, 2006, 2005, 2004 and 2003 (which updates Part II, Item 6 of the 2007 Form 10-K filed with the SEC on March 5, 2008).
99.4	Management’s Discussion and Analysis for Financial Condition and Results of Operations updated to reflect the reclassification of Ceil as a discontinued operation and the Reverse Stock Split for the fiscal years ended December 31, 2007, 2006 and 2005 (which updates Part II, Item 7 of the 2007 Form 10-K filed with the SEC on March 5, 2008).
99.5	Consolidated Financial Statements and notes thereto updated to reflect the reclassification of Ceil as a discontinued operation and the Reverse Stock Split for the fiscal years ended December 31, 2007, 2006 and 2005 (which updates Part II, Item 8 of the 2007 Form 10-K filed with the SEC on March 5, 2008).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

By: /s/ Robert K. Kretzman

Robert K. Kretzman
Executive Vice President, Human Resources,
Chief Legal Officer, General Counsel and
Secretary

Dated: November 5, 2008

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